SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
    (Date of earliest event reported): December 15, 1997


                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     9111 Duke Boulevard
                   Mason, Ohio  45040-8999
                       (513) 573-2037


       Delaware                  31-1359594                 0-21118
(State of Incorporation)       (IRS I.D. No.)      (Commission File Number)





_____________________________________________________________________



Item 5. Other Events.

        On December 15, 1997, the Prime Note Series 1992-1a
principal       distribution amount of $450,000,000.00,(four
hundred and fifty        milllion dollars), was distributed to
the certificate holders.



Item 7.
Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        28.80   Settlement Statement of the Trust
                for the period ended January 3, 1998
                and the related distributions made
                on December 15, 1997.




    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date:     January 26, 1998           By: /s/  David W. Dawson
                                      David W. Dawson,
                                      Treasurer





                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



28.80       Settlement Statement of the Trust
            for the period ended January 3, 1998
            and the related distributions made
            on December 15, 1997.



                        Exhibit 28.80

      Settlement Statement of the Trust for the Period
           Ending January 3, 1998 and the Related
           Distributions made on December 15, 1997.